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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 20, 2000


                                   ECOM, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Nevada               0-26701        88-0406874
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)


          1776 Park Avenue, Unit #4, Park City, UT         84060
        ---------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (801) 580-2855
                                                       --------------


                                NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The registrant has engaged G. Brad Beckstead, CPA as its principal accountant to replace its former principal account, James E. Slayton, CPA. The decision to change accountant was approved by the Audit Committee of the registrant. Neither of the reports of the former principal accountants on the financial statements for the period ending February 2, 1999 contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the audited period ending February 2, 1999 and the subsequent interim period through March 15, 2000, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former account, would have in connection with his report. During the audited period ending February 2, 1999 and the subject interim period, the registrant has not consulted G. Brad Beckstead, CPA, regarding any matter requiring disclosure under Regulation 8-K, Item 304(a)(2). The registrant has provided James E. Slayton, CPA, a copy of this disclosure and has requested that James E. Slayton, CPA, furnish it with a letter addressed to the U. S. Securities and Exchange Commission dated
March 17, 2000 is filed as Exhibit No. 1 to this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(C) Exhibit No. 1

Letter -- James E. Slayton, CPA


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ECOM, INC.


Date: March 20, 2000                       By:  /s/ Ian Archibald
                                           ---------------------------------
                                           Name     Ian Archibald
                                           Title:   President/CFO

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